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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT



We consent to the use of our report dated July 26, 2000, in the Registration Statement on Form 10-SB dated September 28, 2000 of Superconductive Components, Inc.




                                      /s/HAUSSER + TAYLOR LLP


Columbus, Ohio
September 26, 2000